
INNOVUS
PHARMA™
BRINGING SCIENCE AND TECHNOLOGY TO MAKE BETTER PRODUCTS FOR A HEALTHIER LIFE

INNOVUS PHARMA

SAFE HARBOR

STATEMENT

Statements under the Private Securities Litigation Reform Act, as amended: With the exception of the historical information contained in this presentation, the matters described herein contain forward-looking statements that involve risks and uncertainties that may individually, mutually, or materially impact the matters herein described, including, but not limited to, Innovus Pharmaceuticals, Inc., including its subsidiaries and affiliates (the "Company") ability to execute its business plan, obtain regulatory approval for products under development, enter into partnering agreements, realize revenue and pursue growth opportunities, some of which are outside the control of the Company. Readers and attendees are cautioned not to place undue reliance on these forward-looking statements as actual results could differ materially from the forward-looking statements contained herein. Attendees are urged to read the risk factors set forth in the Company's most recent Form S-1, annual report on Form 10-K, subsequent quarterly reports filed on Form 10-Q and its most recent SEC filings. Company disclaims any intention to update this presentation.



INNOVUS PHARMA

BASED IN SAN DIEGO, CA (OTCQB: INNV)

LEADER IN OTC AND CONSUMER CARE PRODUCTS

DOUBLE DIGIT YOY GROWTH

PROPRIETARY BEYOND HUMAN™ DTC SALES & MARKETING PLATFORM

INNOVUS

COMPANY HIGHLIGHTS

Rapid Commercial Growth

- $4.8M in net revenue in 2016
- $8.8M in net revenue in 2017
- Q1 2018 net revenue of $4.5M
- 81% gross margin in Q1 2018
- 2018 revenue guidance: $18M
- Exiting 2018 profitable

Continuously Expanding Ex-U.S. Footprint

- Distribution partners in 110 countries (ex-U.S.)
- Products commercially launched in 12 countries
- Regulatory approval received in 36 countries

Deep Portfolio of Commercial Products

- Total of 29 commercial products
- 4 OTC drugs
- 1 Medical Device
- 24 clinical dietary supplements and consumer care products
- 6 additional product launches expected in 2018

Proprietary Sales Marketing Platform

- One of the most efficient direct- to-consumer sales & marketing platforms
- Reaching 20-30 million consumers a month
- Extensive print, online, & retail sales channels

INNOVUS PHARMA

UNIQUE BUSINESS

MODE
L

Combining our known and loyal consumer care & supplement brands with the strength and clinical claims of our branded OTC drugs & devices

DRUGS	FlutiCare	—	AllerVarx
	ARTHRITIS APEAZ ULTRA	—	ArthriVarx Joint Supplement
DEVICES	UriVarx UTI	↔	UriVarx
	GlucoGorx GLUCOMETER	↔	GlucoGorx

SUPPLEMENTS

CURRENTLY COMMERCIALIZING 29 PRODUCTS

OTC DRUGS ANDA

- FlutiCare

OTC DRUGS MONOGRAPH

- ARTHRITIS APEAZ
- XYRALID Cream
- XYRALID Supp.
- EJECTDELAY

MEDICAL DEVICES

- UriVArx UTI

CLINICAL SUPPLEMENTS

- AllerVarx
- Androferti
- BEYOND HUMAN
- Vesele
- UriVArx
- ProstaGorx
- ArthriVarx
- PEVArX
- Vision Formula
- MZS
- RecalMax
- Can-C Plus

CONSUMER CARE

- Zestra
- Zestra Glide
- Sensum+
- Can-C
- DIABASENS

OUR PRODUCTS ARE APPROVED IN 36 COUNTRIES AND ON THE MARKET IN 12 COUNTRIES

BEYOND HUMAN

SALES & MARKETING PLATFORM

INNOVUS PHARMA

DIRECT-TO-CONSUMER SALES AND MARKETING PLATFORM

Our **Beyond Human® sales and marketing platform** is one of the most powerful and reaching **direct-to-consumer** sales & marketing platform. Through our multi-pronged approach of **combining print, direct mailing, magazine, online and data buy**, we reach **over 30 million potential consumers monthly**. With our **120,000 followers on social media, 2,500,000 email subscribers and 170 websites**, our platform has been successfully used to launch multiple unknown brands to become recognized multi-million dollar sellers. Our partners can attest to the strength and speed of our platform from launching brands like Vesele®, Sensum+®, UriVarx™, ProstaGorx™, and others.

Print Media

Advertising through newspapers, magazines and direct mail

Online Media

Reaching customers on social media, and digital advertising

Retailers

Leveraging the physical presence of the world's largest brick and mortar retail companies

Partners

Utilizing global partners to provide local expertise, tools and resources



Print Media
Online Media
Retailers
Partners

INNOVUS PHARMA

EXPERIENCED LEADERSHIP

TEAM

KEY MANAGEMENT & PREVIOUS EXPERIENCE

	YEARS OF EXPERIENCE *INDUSTRY/INNOVUS*	EMPLOYER
BASSAM DAMAJ, PH.D. *PRESIDENT & CEO*	>20/6	Apricus, Pfizer, Ligand, Genentech, Vitapath Serene Pharma
RANDY BERHOLTZ, ESQ, MBA/JD *EVP CORPORATE DEVELOPMENT AND GENERAL COUNSEL*	>25/6	Apricus, ACON, NanoGen
RYAN SELHORN *CFO, VP, FINANCE*	>14/1	MediciNova, Grant Thornton, Signature Analytics

INDEPENDENT BOARD OF DIRECTORS

HENRY ESBER PH.D. .... CHAIRMAN OF THE BOARD
ZIAD MIRZA, MD .... INDEPENDENT DIRECTOR
VIVIAN LIU .... INDEPENDENT DIRECTOR
DEAN NUHAILY .... INDEPENDENT DIRECTOR

INNOVUS PHARMA

TARGET MARKETS



Vesele
RecalMax
UriVarx

TOTAL TARGET MARKETS >$5 BILLION USD

FEMALE SEXUAL DYSFUNCTION & HEALTH >$1 BILLION USD

MALE SEXUAL DYSFUNCTION & UROLOGY >$2 BILLION USD

ALLERGY >$1 BILLION USD

BRAIN HEALTH >$1 BILLION USD

INNOVUS PHARMA

OVER-THE-COUNTER DRUGS


EJECTDELAY
EJECT
UXOR
UXOR
XYRALID
XYRALID
XYRALID
FlutiCare
24
ARTHRITIS
APEAZ

EJECTDELAY® (UXOR, E-DELAY™, DELAY GEL™) OTC FOR PREMATURE EJACULATION

XYRALID® CREAM AND SUPPORSITORIES OTC FOR HEMORRHOIDS

APEAZ™ OTC **FOR ARTHRITIS PAIN RELIEF**

FLUTICARE® OTC FOR NASAL ALLERGIES

INNOVUS PHARMA

MEDICAL DEVICES


UriVarx
Urinary
Tract Infection
Easy at-home test

URIVARX UTI STRIPS™ FDA CLEARED MEDICAL DEVICE FOR HOME USE

INNOVUS PHARMA®

CLINICAL SUPPLEMENTS SUPPORTED WITH SOLID CLINICAL TRIALS



Vesele
UriVarx
MZS
COLON CLEANSE

MEN'S HEALTH

- **VESELE®** FOR PROMOTING SEXUAL HEALTH
- **URIVARX®** FOR BLADDER HEALTH
- **PROSTAGORX®** FOR PROSTATE HEALTH
- **BH® TESTOSTERONE BOOSTER**
- **PEVARX®** FOR MEN'S SEXUAL STAMINA

WOMEN'S HEALTH

- **VESELE®** FOR PROMOTING SEXUAL HEALTH
- **URIVARX®** FOR BLADDER HEALTH

RESPIRATORY

- **ALLERVARX®** FOR ALLERGY MANAGEMENT

VITALITY

- **ARTHRIVARX®** FOR JOINT HEALTH
- **BH® KETONES**
- **BH® KRILL OIL**
- **BH® OMEGA 3 FISH OIL**
- **BH® BLOOD SUGAR SUPPORT**
- **BH® COLON CLEANSE**

BRAIN HEALTH

- **RECALMAX®** FOR PROMOTION OF BRAIN AND COGNITIVE HEALTH
- **MZS ™** SLEEP AID

FERTILITY

- **ANDROFERTI®** SUPPORTS OVERALL MALE REPRODUCTIVE HEALTH AND SPERM QUALITY

VISION

- **EAGLE VISION®** FORMULA
- **Can-C™** EYE DROPS
- **Can-C ™** PLUS TABLUS

CONSUMER CARE PRODUCTS SUPPORTED WITH SOLID CLINICAL TRIALS


Zestra
Zestra
Zestra
Zestra
Glide
Sensum
Can-C

ZESTRA® FOR FEMALE AROUSAL & DESIRE

ZESTRA GLIDE® WATER-BASED LUBRICANT

SENSUM+® TO HELP INCREASE PENILE SENSITIVITY

CAN-C™ EYE DROPS LUBRICANT



INNOVUS PHARMA

BEYOND HUMAN

SALES & MARKETING PLATFORM

ONE OF THE MOST POWERFUL AND REACHING DIRECT-TO-CONSUMER SALES & MARKETING PLATFORMS

BEYOND HUMAN

SALES & MARKETING PLATFORM

INNOVUS PHARMA

REACHING 20-30 MILLION PEOPLE IN THE UNITED STATES ON A MONTHLY BASIS

PRINT MEDIA ADVERTISING



MAGAZINES
NEWSPAPERS
NEWS
DIRECT MAIL
TEAR SHEETS
RETENTIONCARDS
BOO!
FULFILLMENT SHEETS
CATALOGUE
CO-MARKETING

BEYOND HUMAN

SALES & MARKETING PLATFORM

INNOVUS PHARMA

EXTENSIVE ONLINE MEDIA PRESENCE



drugstore
sears
wish
amazon
ebay
Walmart
Walgreens
Premiere Online Retailers
Over 100K Followers
160 Websites
Over 2.5 Million Subscribers
DSVso Media
Extensive Media Buy
Affiliate Marketing
Google AdWords
Native Advertising

INNOVUS PHARMA

BEYOND HUMAN

SALES & MARKETING PLATFORM

SELECTIVE RETAIL PRESENCE

AmerisourceBergen
ATTAIN AMI
Big Y
BARTELL DRUGS
CAPITAL DRUG
CardinalHealth
C&S wholesale grocers
Dakota Drug Inc.
FredMeyer
GIANT EAGLE
HHH WHOLESALE
HAMACHER
IMPERIAL
KINRAY
Kroger
meijer
McKESSON
Morris & Dickson
SMITH
SMITH
SWANSON Health Products



BEYOND HUMAN

SALES & MARKETING PLATFORM

STRATEGIC GLOBAL PARTNERSHIPS IN 111 COUNTRIES

- elis Pharmaceuticals
- LaVasta Pharma
- Acerus Pharma
- DanaLife ApS
- Luminarie
- KLAB
- Densmore Laboratoire Pharmaceutique
- tramorgan
- BroadMed
- tabuk pharmaceuticals
- lb resources
- ORIMED Pharma
- Ovation Pharma
- JH
- Sothema
- MW
- CPR Pharma Solutions

INNOVUS PHARMA

BEYOND HUMAN

SALES & MARKETING PLATFORM

POWERFUL CENTRALIZED DTC SALES & MARKETING PLATFORM



ALL PRINT MEDIA
RETAILERS
75 PERSON CONTRACT CALL CENTER
CRM
ORACLE
NETSUITE
FULFILLMENT

BEYOND HUMAN

SALES & MARKETING PLATFORM

INNOVUS PHARMA

PROVEN TRACK RECORD OF SUCCESS
BEYOND HUMAN® PLATFORM EFFICIENCIES



9,500,000
2,900,000
38,000
FY2016
FY2017
FY 2018
YTD
Projected



2,800,000
800,000
FY2016
FY2017
FY 2018
YTD
Projected



1,300,000
800,000
FY2016
FY2017
FY 2018
YTD
Projected



1,700,000
1,100,000
650,000
FY2016
FY2017
FY 2018
YTD
Projected

PROVEN TRACK RECORD OF SUCCESS
RAPID ACHIEVEMENT OF COMMERCIALS MILESTONES

	YEAR-END 2016	YEAR-END 2017	Q1 2018
FULL-YEAR NET REVENUE	$4.8M	$8.8M	$4.5M
GROSS MARGIN	77.5%	79.0%	81.0%
NEW PRODUCTS LAUNCHED –U.S.-	11	5	3
TOTAL PRODUCT COMMERCIALIZED –U.S.-	17	22	29
REGULATORY APPROVAL RECEIVED	5	29	4
PARTNERSHIP COVERAGE -EX U.S.-	105 COUNTRIES	110 COUNTRIES	111 COUNTRIES

PROVEN TRACK RECORD OF SUCCESS BEYOND HUMAN PLATFORM EFFICIENCIES

NET REVENUE VS. GROSS MARGIN SINCE FY 2015



90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
GROSS MARGIN
20,000,000
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
REVENUES
Q1
FY 2015
FY 2016
FY 2017
FY 2018
(projected)

NET REVENUE	$735,717	$4,818,603	$8,816,300	$18,000,000
GROSS MARGIN	53.7%	77.5%	79.0%	80.0%

INNOVUS PHARMA™

WHY INVEST IN INNOVUS

FAST-GROWING COMMERCIAL-STAGE REVENUE GENERATING COMPANY

- $0.7M in net revenue reported in 2015
- $4.8M in net revenue in 2016
- $8.8M in net revenue in 2017
- $4.5M in net revenue in Q1 2018
- 29 commercial products in multiple high-value markets
- High-value product pipeline targeting over $5 billion U.S. market

HIGH GROWTH & REVENUES

- $18M in projected net revenue for 2018
- > 80% gross margins

MULTIPLE 2018 MILESTONES

- Multiple new product launches expected in 2018 (Xyralid© Supp., FDA cleared UriVarx ® UTI Strips, GlucoGorx ™ Glucometer and supplement, Vesele ® Nitric Oxide Strips, Musclin™)
- Expecting FDA clearance of GlucoGorx™ Glucometer in Q2 2018
- Expecting clinical data of several post marketing trials including combination of Vesele ® and Tadalafil in Ed patients
- Expecting profitability exiting 2018

UNIQUE BUSINESS STRATEGY AND NICHE MARKET

- Robust Beyond Human® DTC sales & marketing platform (reaching 20-30 million consumers/month) and online platform
- Unique business model combining branded approved drugs and devices with known, clinically-tested and loyal supplements for the same indication

EXPERIENCED AND PROVEN MANAGEMENT TEAM

INNOVUS PHARMA™

Bassam Damaj, Ph.D.
President & CEO

+1.858.964.5123

ir@innovuspharma.com

BRINGING SCIENCE AND TECHNOLOGY TO MAKE BETTER PRODUCTS FOR A HEALTHIER LIFE